Exhibit 10(s)

AMENDMENT NUMBER EIGHTEEN

TO

GRANTOR TRUST AGREEMENT

THIS AGREEMENT, made as of the 29th day of June, 2005 by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the “Company”), and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), a corporation organized and existing under the laws of the New York (hereinafter referred to as the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the “Agreement”);

WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

WHEREAS, the Company desires to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows, effective June 29, 2005:

Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

ATTEST:	THE BANK OF NEW YORK COMPANY, INC.

/s/ Patricia A. Bicket	By:	/s/ Thomas J. Mastro
Name: Thomas J. Mastro
Title: Comptroller

ATTEST:	JPMORGAN CHASE BANK

/s/ Charles Allyson	By:	/s/ Mark Pensec
Name: Mark Pensec
Title: Vice President

EXHIBIT I

1.	The Bank of New York Company, Inc. Excess Benefit Plan

2.	The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3.	Severance Agreements between The Bank of New York Company, Inc. and the following persons:

Individual	Date of Agreement

Thomas P. Gibbons	July 11, 2000

Leslie V. Godridge	July 11, 2000

Gerald L. Hassell	July 11, 2000

John M. Liftin	July 1, 2005

Donald R. Monks	July 11, 2000

Charles E. Rappold II	September 30, 2000

Thomas A. Renyi	July 11, 2000

Brian G. Rogan	July 11, 2000

Bruce W. Van Saun	July 11, 2000

Joseph M. Velli	July 11, 2000

Kurt D. Woetzel	July 8, 2003